SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 28, 2024
Bankwell Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

258 Elm Street
New Canaan, Connecticut 06840
(203) 652-0166
(Address of Principal Executive Officers and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value per share	BWFG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition

On October 28, 2024, Bankwell Financial Group, Inc., the holding company for Bankwell Bank, issued a press release describing its results of operations for the period ended September 30, 2024.

A copy of the press release is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure

On October 28, 2024, Bankwell Financial Group, Inc., the holding company for Bankwell Bank, issued slide presentation material, which includes among other things, a review of financial results and trends through the period ended September 30, 2024. A copy of the material will also be available on the Company’s website, http://investor.mybankwell.com/CorporateProfile.

A copy of the Presentation Material is included as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

Quarterly Dividend Announcement

On October 28, 2024, Bankwell Financial Group, Inc. (the Company), parent company of Bankwell Bank, announced that on October 23, 2024, its Board of Directors voted to pay a quarterly dividend in the amount of $0.20 per share on November 22, 2024 to all shareholders of record as of November 11, 2024.

Stock Repurchase Plan

On October 28, 2024, the Company announced that on October 23, 2024, its Board of Directors authorized a share repurchase plan. Under the terms of the share repurchase plan, the Company is authorized to buy back up to 250,000 shares of its outstanding common stock.

The Company intends to accomplish the share repurchases through open market transactions, though the Company could accomplish repurchases through other means, such as privately negotiated transactions. The timing, price and volume of repurchases will be based on market conditions, relevant securities laws (such as 10b-18 and 10b5-1 rules under the Securities Exchange Act of 1934) and other factors. The share repurchase plan does not obligate the Company to acquire any particular amount of common stock, and it may be modified or suspended at any time at the Company's discretion. The Company expects to fund any repurchases from cash on hand.

In connection with the authorization of the new plan, the Company terminated the existing plan (the "Prior Plan"), which was originally approved on December 19, 2018 and authorized the repurchase of 400,000 shares of the Company’s common stock. On October 27, 2021, the Company's Board of Directors voted to increase the number of shares authorized for repurchase under the Prior Plan by 200,000 shares (for a total of 600,000 shares of the Company's common stock). To date, the Company has purchased 535,802 shares of the Company’s common stock pursuant to the Prior Plan.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release Dated October 28, 2024
99.2	Presentation Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

October 28, 2024	By: /s/ Courtney E. Sacchetti
Courtney E. Sacchetti
Executive Vice President
and Chief Financial Officer